American Beacon Zebra Global Equity Fund
American Beacon Zebra Small Cap Equity Fund
American Beacon SiM High Yield Opportunities Fund
American Beacon The London Company Income Equity Fund

Supplement dated January 9, 2014
to the
Prospectus dated December 27, 2013

The information below supplements the Prospectus dated December 27, 2013 and is in addition to any other supplement(s):

On December 30, 2013, the Securities and Exchange Commission issued an exemptive order updating a prior order that permits American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc. (“Manager”) to operate under a “manager of managers” structure.  Under the new order, the Manager, subject to the approval of the Fund’s Board of Trustees, may appoint and replace unaffiliated sub-advisors (“Sub-advisors”), enter into agreements with Sub-advisors and materially amend sub-advisory agreements without shareholder approval. The new order generally brings the conditions for reliance on the order in line with the conditions included in more recent similar orders for manager of managers exemptive relief that the SEC has granted to other mutual fund families.  The principal differences between the new order and the prior order are summarized below.

Funds Covered by the New Order

The new order applies to the separate series of the American Beacon Funds and American Beacon Select Funds (“Funds”) that seek to employ one or more Sub-advisors.  The prior order applied only to Funds that employed more than one Sub-advisor.

Notification of Sub-Advisor Changes

The new order also updates the procedures for the Funds to notify shareholders of the hiring of a new Sub-advisor.  Under the new order, within 90 days after a new Sub-advisor is hired, a Fund is required to send shareholders either: (1) a notice summarizing the relevant information regarding the new Sub-advisor and providing a website address for the related information statement; or (2) a notice and information statement.  The information statement also must be posted on the Fund’s website no later than the date that the notice or notice and information statement is first sent to shareholders, and maintained on that website for at least 90 days.  Under the prior order, a Fund was required to furnish shareholders with an information statement within 90 days of the date that a new Sub-advisor was hired.

Sub-Advisory Agreement Modifications

The new order does not require the Fund to send shareholders a notice or notice and information statement in the event that a sub-advisory agreement is materially modified.  However, the new order requires a Fund to obtain shareholder approval for any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by the Fund.  Under the prior order, a Fund was required to furnish shareholders with an information statement within 90 days of the date that a sub-advisory agreement was materially modified.  However, shareholder approval was not required for material modifications to a sub-advisory agreement.

Prospectus Disclosure Management Services

The new order and the prior order both require a sub-advised Fund to disclose in its prospectus the existence, substance and effect of the order permitting the Fund to operate under a manager of managers structure.  In addition, the new order requires a sub-advised Fund to hold itself out to the public as employing a manager of managers structure and to prominently disclose in its prospectus that the Manager has ultimate responsibility, subject to oversight by the Board, to oversee the Sub-advisors and recommend their hiring, termination and replacement.  The new order also requires that the Manager provide overall supervisory responsibility for the general management and investment of each sub-advised Fund’s assets.

Independent Counsel and Board of Trustees (“Board”) Reporting Requirements

The new order requires that the Trustees of the Funds, who are not “interested persons” of the Fund under the Investment Company Act of 1940, hire independent counsel.  The new order also requires that, whenever a Sub-advisor is hired or terminated, the Manager provide the Board with information regarding the expected impact on the Manager’s profitability.  Additionally, on at least a quarterly basis, the Manager is required to provide the Board with information regarding the Manager’s profitability with respect to each sub-advised Fund.  This information must reflect the impact on profitability of the hiring or termination of any Sub-advisor during the quarter.  The independent counsel and Board reporting requirements were not included in the prior order.

Aggregate Fee Disclosure

The new order permits a Fund to comply with applicable disclosure requirements with respect to its statement of additional information and any future proxy statement by disclosing aggregate fees (as both a dollar amount and as a percentage of each Fund’s net assets) paid to: (i) the Manager and any affiliated sub-advisors, and (ii) Sub-advisors other than affiliated sub-advisors.  Previously, in accordance with applicable disclosure requirements, the Fund was required to disclose separately the fees paid to the Manager and each affiliated and unaffiliated sub-advisor

***********************************************************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE